Fees Summary	Dec. 06, 2024 USD ($)
Fees Summary [Line Items]
Total Offering	$ 2,191,082,000
Previously Paid Amount	0
Total Fee Amount	335,454.65
Total Offset Amount	0
Net Fee	$ 335,454.65